Exhibit 10.21

NEITHER THE SECURITIES REPRESENTED BY THIS INSTRUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

GENESIS GROUP HOLDINGS, INC.

COMMON STOCK PURCHASE WARRANT

Warrant No. E-2012-___	Dated: September __, 2012

Genesis Group Holdings, Inc., a Delaware corporation, trading on the OTC Bulletin Board under the symbol “GGHO” (the “Company”), hereby certifies that, for value received, __________, a ______________, or its registered assigns (the “Holder”), is entitled to purchase from the Company a number of shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”) equal to the result obtained by multiplying (A) the number of shares of Common Stock outstanding on the day of exercise of this Warrant (calculated on a fully diluted basis assuming conversion and exercise of all then outstanding convertible or exercisable securities of the Company) by (B) a fraction, the numerator of which is the number of shares of Series E Preferred Stock of the Company issued to the original Holder hereof by the Company (as adjusted in the event of a partial exercise or transfer of this Warrant) and the denominator of which is the total number of shares of Series E Preferred Stock authorized by the Corporation and by (C) the Aggregate Share Value (as defined below), (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price equal to $1.00 per Warrant Share (“Exercise Price”), at any time from the date hereof and through and including the date that is the earlier of (i) the date that is two years from the date of this Warrant and (ii) the consummation of a Sale (as defined in the Certificate of Designation for the Series E Preferred Stock, or the date of a liquidation, winding up or dissolution of the Company (the “Expiration Date”), and subject to the following terms and conditions.  The “Aggregate Share Value” is 4.99%; provided that, in the event the Company elects to delay any redemption of Series E Preferred Stock pursuant to the terms and conditions of the Certificate of Designation for the Series E Preferred Stock after receiving a Redemption Notice (as defined in the Certificate of Designation), the Aggregate Share Value shall be 9.98%.

1.             Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2.             Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.             Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Annex A duly completed and signed, to the transfer agent or to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.             Exercise and Duration of Warrants.

(a)             This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof up to and including the Expiration Date.  At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)             A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto as Annex B (the “Exercise Notice”), appropriately completed and duly signed along with the Warrant, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  Execution and delivery of the Exercise Notice for a portion of the Warrant Shares then issuable upon exercise of this Warrant shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)             Insufficient Authorized Shares.  If at any time while this Warrant is outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to issue upon exercise of this Warrant and Warrants of this series at least a number of shares of Common Stock equal to 120% (the “Required Reserve Amount”) of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants of this series then outstanding (an “Authorized Share Failure”), then the Company shall use its commercially reasonable efforts to take all action necessary (including seeking stockholder approval of an amendment to the Company’s Certificate of Incorporation, if necessary) to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the shares of Common Stock then issuable upon exercise of the Warrants of this series then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement (to the extent legally required) and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in the authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

5.             Delivery of Warrant Shares.

(a)             The Holder shall not be required to physically surrender this Warrant unless this Warrant is being exercised in full.  To effect exercises hereunder, the Holder shall duly execute and deliver to the Company at its address for notice set forth herein, an Exercise Notice in the form of Annex B hereto, along with the Warrant Share Exercise Log in the form of Annex C hereto, and shall pay the Exercise Price, if applicable, multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder.  The Company shall promptly (but in no event later than three (3) Trading Days after the date of exercise) instruct its transfer agent to issue, in accordance with its normal procedures, and cause to be delivered to or upon the written order of the Holder a certificate for the Warrant Shares issuable upon such exercise.  The Company shall, upon request of the Holder and if then available for the Warrant Shares, deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b)             Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)             The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing sharesc of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.             Charges, Taxes and Expenses.  Initial issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.             Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

8.             Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.  The Company will notify its transfer agent for the reservation of shares of Common Stock as required under this provision.

9.             Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)             Adjustment of Exercise Price and Number of Shares.  In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares, separation, reorganization, liquidation or the like (each, an “Adjustment Event”), the securities purchasable upon exercise of this Warrant and the Exercise Price shall be correspondingly adjusted to give the Holder, upon exercise of this Warrant for the same aggregate Exercise Price (after adjustment in the aggregate Exercise Price resulting from changes in the number of Warrant Shares issuable upon exercise of this Warrant other than as a result of an Adjustment Event) the aggregate number, class and kind of shares or other securities that the Holder would have owned had the Holder exercised the Warrant prior to such Adjustment Event and continued to hold the shares so received until after such Adjustment Event; provided that if any such change is already reflected in the Warrant Shares and Exercise Price, no further adjustment shall be made pursuant to this Section 9(a).  Any adjustment pursuant to this Section 9(a) shall become effective at the close of business on the effective date of such Adjustment Event; provided, however, that if a record date is fixed for such Adjustment Event, then the effective date of such adjustment shall be such record date.  The form of this Warrant need not be changed because of any adjustment pursuant to this Section 9.

(b)             Treasury Shares.  In making any adjustment in the Exercise Price and number of Warrant Shares purchasable hereinbefore provided in this Section 9, the number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

(c)             Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities, cash or property issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(d)             Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits shareholder approval for (x) any sale of all or substantially all of its assets in one or a series of related transactions, (y) any tender offer or exchange offer (whether by the Company or another person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (z) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten business days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.           Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds in cash or by check or wire transfer.

11.           Representations and Warranties.  The Holder hereby represents and warrants to the Company that:

(a)             the Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act of 1933.

(b)             the Holder is acquiring this Warrant and any securities acquired upon exercise or exchange hereof for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Investor has no present intention of selling, granting any participation or otherwise distributing the same.

(c)             the Holder understands that this Warrant and any securities acquired upon exercise or exchange hereof are “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration only in certain limited circumstances.

12.           Market Stand-Off Agreement.  The Holder (including any transferee or assignee of the Holder as a condition to receiving this Warrant or any Warrant Shares) hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933 in connection with the first public offering of equity securities by the Company after the date hereof (other than in connection with a Rule 145 transaction or a registration on Form S-8 or otherwise with respect to an employee incentive plan), the Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him at any time during such period; provided, however, that (i) all then executive officers and directors of the Company enter into similar agreements, and such market stand-off time period shall not exceed one hundred eighty (180) days, subject to extension for no more than an additional 34 days as requested by the underwriters to ensure compliance with applicable FINRA rules related to the publishing of research reports.  To enforce the foregoing covenant, the Company may include an appropriate legend on any securities held by the Holder and may impose stop transfer instructions with respect to such securities (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

13.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

14.           Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page hereto or as otherwise notified to the Company in writing in accordance with this Section 12 prior to 6:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at such facsimile number on a day that is not a trading day or later than 6:30 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth on the signature page hereto or as otherwise notified to the other party pursuant to this Section 12.

15.           Miscellaneous.

(a)             Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the Holder in not less than the lesser of the total number of shares issuable pursuant to this Warrant at the time of such assignment and 0.5% of the Company’s then outstanding Common Stock (on a fully diluted calculated in the same fashion as determining the number of Warrant Shares).  This Warrant may not be assigned by the Company except to a successor in the event of a sale of all or substantially all of the Company’s assets or a merger or acquisition of the Company.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentences, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)             The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant (other than with the consent of the Holder), but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the Exercise Price, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

(C)             GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(c)             The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)             In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

GENESIS GROUP HOLDINGS, INC.

By:
Name: Lawrence M Sands
Title: Corporate Secretary

ANNEX A

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  shares of Common Stock of Genesis Group Holdings, Inc., to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Genesis Group Holdings, Inc. with full power of substitution in the premises.

Dated: _______________,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

The transferee hereby agrees, for the express benefit of the Company, to the terms and conditions of the Warrant (including Section 12 thereof), and does hereby represent and warrant to the Company that all of the statement in Section 11 of the Warrant are true and correct with respect to such transferee as of the date indicated below.

TRANSFEREE:

By:
Name:
Title:

ANNEX B

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase Common Stock under the foregoing Warrant]

TO:  GENESIS GROUP HOLDINGS, INC.

The undersigned is the Holder of Warrant No. E-2012-_______ (the “Warrant”) issued by Genesis Group Holdings, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

4.	Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

5.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares (calculated as of the date hereof).

Dated: _______________,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

ANNEX C

WARRANT SHARES EXERCISE LOG

DATE	PERCENTAGE OF COMPANY SHARES FOR WHICH THE WARRANT IS EXERCISABLE	PERCENTAGE OF COMPANY SHARES FOR WHICH THE WARRANT IS EXERCISED	PERCENTAGE OF COMPANY SHARES FOR WHICH THE WARRANT REMAINS EXERCISABLE